United Surgical Partners International

Lenders' Call

December 13, 2012

DISCLAIMERS

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.

NON-GAAP MEASUREMENT

We have used the non-GAAP financial measurement term "EBITDA." EBITDA is calculated as operating income plus net gain (loss) on deconsolidations, disposals, impairments and depreciation and amortization. USPI uses EBITDA and EBITDA less noncontrolling interests as analytical indicators for purposes of allocating resources and assessing performance. EBITDA is commonly used as an analytical indicator within the health care industry and also serves as a measure of leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from EBITDA could be significant components in understanding and assessing financial performance.

Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculation methods, EBITDA as presented by USPI may not be comparable to similarly titled measures of other companies.

Presenters

- United Surgical Partners International
  - Bill Wilcox, CEO
  - Mark Kopser, CFO
  - Jason Cagle, General Counsel
- J.P. Morgan
  - Greg Maxon, Vice President

AGENDA

I. Transaction summary

- Greg Maxon, J.P. Morgan

II. Company overview

- Bill Wilcox, CEO USPI

III. Historical financials

- Mark Kopser, CFO USPI

IV. Transaction and credit facility overview

- Greg Maxon, J.P. Morgan

V. Public Q&A

I. TRANSACTION SUMMARY

TRANSACTION SUMMARY

- United Surgical Partners International ("USPI" or the "Company") is seeking to raise a $150mm add-on term loan
  - Use of proceeds from the transaction will be:
    - Refinance $50mm of borrowings under the revolving credit facility
    - Fund a $70mm dividend to shareholders
    - **$26mm for general corporate purposes**
    - Pay related transaction fees and expenses
  - Pro forma for the transaction, net senior secured and net total leverage will be 4.3x and 6.2x, respectively
- The proposed transaction will require a 50.1% vote from lenders in the existing credit facilities

SOURCES AND USES & PRO FORMA CAPITALIZATION

Sources and Uses ($mm)

Sources	Amount ($mm)
New Add-on Term Loan	$150.0
Total sources	**$150.0**

Uses	Amount ($mm)
Pay down borrowings under revolver	$50.0
Dividend to shareholders	70.0
General corporate purposes	26.4
Fees and expenses (including OID)	3.6
Total uses	**$150.0**

Capitalization ($mm)

	Current (9/30/12)[1]	Pro forma (9/30/12)	Total Leverage[1]	Net leverage[2]
Cash and cash equivalents	$45	$68		
$125mm Revolver	$50	$ –		
Existing Term Loan	144	144		
Extended Term Loan	311	311		
Add-on Term Loan B	373	373		
New Add-on Term Loan	–	150		
Total facility-level debt	62	62		
Total senior secured debt	**$940**	**$1,040**	**4.6x**	**4.3x**
New senior unsecured notes	440	440		
Total debt	**$1,380**	**$1,480**	**6.5x**	**6.2x**

[1] Cash balance and revolver borrowing adjusted to reflect the purchase of AIGB
[2] Based on 9/30/12 PF EBITDA less minority interest of $227mm; includes $15mm of EBITDA from AIGB Acquisition and $5mm from pending December acquisition

United Surgical Partners International

II. COMPANY OVERVIEW

KEY HIGHLIGHTS

Leading operator in an attractive industry segment	➢ $2.0+bn of revenues under management 209 facilities that will perform over 900,000 cases by over 8,800 physician utilizers ➢ High quality, low cost provider of surgical services
Attractive business and payor mix	➢ High margin, elective procedures with over half of revenue from orthopedic specialties ➢ 75% private insurance; operating discipline yields bad debt expense of ~2% of revenues
Unique JV partnership strategy	➢ Two-thirds of our facilities are owned in a partnership with and partially owned by various not-for-profit healthcare systems (hospital partners) ➢ Provides long-term strategic stability in the market place with strong brand reputation and stability
Focused on key strategic markets with significant share	➢ Working with existing partners (physician and hospitals) to grow market share and enhance strategic positioning
Consistent financial performance	➢ Adjusted EBITDA[1] CAGR of 10% from 2007 to 2011 ➢ Cumulative Free Cash Flow[2] of $229 million from 2009 to 2011 ➢ Pro forma LTM 9/30/12 adjusted EBITDA of $222m[3]
Proven management team	➢ Majority of USPI's senior management has been with the Company over 10 years

[1] Consolidated Adjusted EBITDA less noncontrolling interest
[2] Consolidated FCF calculated as adjusted EBITDA less capital expenditures, cash interest, cash taxes and change in working capital (defined as increases (decreases) in cash from changes in operating assets and liabilities, net effects from purchases of new businesses)
[3] Represents pro forma adjusted EBITDA-MI, giving effect for AIGB acquisition

COMPANY OVERVIEW

- Leading operator of short-stay multi-specialty surgical facilities in the United States
  - $2.0+ billion of revenues under management - 209 facilities that performed over 900,000 cases by over 8,800 physician utilizers
- Strategic partnerships with local physicians and 29 prominent not-for-profit health systems
- Well positioned as a low cost, high quality, strategic partner solution for reform initiatives
- Strong focus on patient safety, quality reporting, physician efficiency and cost management
- Attractive business model with strong cash flow, favorable specialty mix and modest exposure to government reimbursement

FAVORABLE REVENUE AND PAYOR MIX

Low risk cash flows from high margin specialties and reliable payors:

- High margin, elective procedures
  - 56% of revenue mix from orthopedic and pain management
- Diversification of specialties insulates USPI from negative utilization and specialty pricing changes
- 75% private insurance
  - Insurance companies favor low cost providers
  - Modest exposure to government reimbursement fluctuations
- Reliable payors and operating discipline yields bad debt expense of ~2% of revenues and receivable days outstanding is under 35 days


2012 Revenue Mix
Pain Mgmt
12%
Medical/Other
9%
Ophthalmology
8%
Cosmetic
3%
GI
9%
ENT
7%
General
5%
3%
Gynecology
44%
Orthopedic


2012 Payor Mix
Other
3%
Government
20%
Self-pay
2%
75%
Private Insurance

STRONG FINANCIAL AND OPERATING PERFORMANCE POST LBO

Expansion	77 acquisitions 20 de novo facility development 15 new Health System Partners
Facility revenue growth	Facility revenue CAGR of 15% from 2006 to 2011 Positive each of the past 5 years – Same facility revenue + 6% for 2011 – Same facility revenue +6% for the nine months ended 9/30/12
Facility EBITDA margin	Facility EBITDA CAGR of 14% from 2006 to 2011 – Same facility margin increased 34 bps to 31.6% in 2011
Cost management	25% SWB as a % of revenue 3% G&A as a % of system-wide revenue
System enhancements	Installed decision support system Improved quality management system EHR Investment
Portfolio management	30 facilities divested 75% of revenue from top 10 markets

POSITIONED FOR REFORM OPPORTUNITIES

Post-reform, positioned to play an important role in managing increased need for surgical services due to coverage of previously uninsured lives


Health System Partnerships
• JV model in place
• Commitment to highest level of quality service
• Comfort regarding proper utilization of brand
• Ability to assist with out-of-hospital strategies
Physician Partners
• USPI is proven, trusted partner
• USPI involvement can alleviate historical distrust of hospitals
• USPI can help provide targeted solutions for strategic positioning
Opportunities for USPI to assist with enhancement of strategic network capabilities
Access to Capital
• In a rapidly changing environment, ability to enhance speed to market with new models where there are capital constraints
Professional Management
• Proven ability to execute and operate low cost, high quality facilities
• Proven ability in managing professional partnerships

United Surgical Partners International

HEALTHCARE SYSTEM PARTNERS

143 facilities are in a partnership with a healthcare system

Benefits to Healthcare Systems

- Leverage USPI's operational expertise and singular focus
- Provides a strategy to promote physician alignment and strategic network capabilities
- Provides defensive mechanism to maintain short-stay surgical business
- Provides capital and spreads risk through USPI and physicians' investment
- Provides an opportunity to expand in new markets at lower capital outlay than a hospital

Benefits to USPI

- Provides long-term strategic stability in the marketplace
- Provides brand, image, reputation and credibility
- Accelerates growth
- Enhances relationships with managed care payors

HEALTHCARE SYSTEM PARTNERS

USPI's strategy of partnering with not-for-profit healthcare systems aligns the Company's facilities with strong networks of physicians and hospitals that are prominent in their communities and known for providing high quality care

BAYLOR HEALTH CARE SYSTEM
INTEGRIS Health
MEMORIAL HERMANN
North Kansas City Hospital
ASCENSION HEALTH
Providence | Health System
HackensackUMC
Where medicine meets innovation
NorthShore University HealthSystem
BON SECOURS HEALTH SYSTEM, INC.
Covenant HEALTHCARE
ADVENTIST HEALTH SYSTEM
McLAREN HEALTH CARE
Dignity Health.
Formerly Catholic Healthcare West
The Christ Hospital
CHRISTUS Health.
Meridian Health System®
Saint Thomas Health
With you. For life.
Seton
Family of Hospitals

GROWTH STRATEGY

- Work with existing partners (physicians and hospitals) to grow market share and enhance strategic positioning
- Poised to react to current economic conditions and legislative changes
  - Acquisition of troubled facilities
  - Selective acquisition of strong facilities
  - Selective de novo development
  - Selective acquisition of multi-facility companies
- Selectively enter new markets with existing or new partners
  - Attractive demographics and/or payor characteristics
  - Prominent health system that embraces physician alignment strategy
  - Prominent physicians who are influential in the market

III. HISTORICAL FINANCIALS

2012 FINANCIAL UPDATE

- September YTD
  - Cases increased 3.0% from prior year; 3.6% on a same-day basis
  - Systemwide revenue increased 12% and consolidated revenue increased 6%
  - Net revenue per case increased 2.5%
  - EBITDA less minority interests was $144.5 million[1], a $14.6mm increase as compared to the 2011
- Development activity
  - USPI acquired 5 facilities and opened 1 de novo facility in the first nine months of 2012
- Subsequent development activity in Q4 2012
  - Acquired AIGB in November
  - Pending December acquisition
- Hurricane Sandy
  - 29 facilities were impacted by the hurricane
  - No physical damage to any of the centers but power loss resulted in slowed volume

[1] Excludes Welsh Carson management fee and equity based compensation

2012 FINANCIAL UPDATE

Reported GAAP Financials – September YTD

($ in 000's)

	September				Variance	
	2012	% of Revenues	2011	% of Revenues	$	%
Total revenues	$ 385,720		$ 364,802		$ 20,918	5.7%
Equity in earnings of unconsolidated affiliates	66,207		56,923		9,284	16.3%
Total operating expenses	275,847	71.5%	255,219	70.0%	20,628	8.1%
Operating income	**176,080**	45.6%	**166,506**	45.6%	**9,574**	5.7%
Interest expense, net	(61,562)		(47,929)		(13,633)	28.4%
Loss on early retirement of debt	(37,981)		-		(37,981)	n/m
Other, net	(748)		(114)		(634)	n/m
Income before noncontrolling interests	**75,789**		**118,463**		**(42,674)**	(36.0%)
Noncontrolling interests	(51,665)		(49,592)		(2,073)	4.2%
Income from continuing operations before taxes	**24,124**		**68,871**		(44,747)	(65.0%)
Income tax expense	(10,343)		(27,291)		16,948	(62.1%)
Income from continuing operations	**13,781**		**41,580**		**(27,799)**	(66.9%)
Discontinued operations, net of taxes	3,433		7,213		(3,780)	(52.4%)
Net income attributable to USPI	**$ 17,214**		**$ 48,793**		**$ (31,579)**	(64.7%)
EBITDA	**$ 194,149**	50.3%	**$ 178,703**	49.0%	**$ 15,446**	8.6%
EBITDA less noncontrolling interests	**$ 142,484**	36.9%	**$ 129,111**	35.4%	**$ 13,373**	10.4%
Income tax rate	42.9%		39.6%			

- Loss on early retirement of debt due to refinancing; largest components include write-off of old bond issuance costs and redemption premium for old bonds
- U.K. results now presented in discontinued operations

United Surgical Partners International

SUSTAINED REVENUE GROWTH



Systemwide revenue growth and same facility revenue growth
Systemwide revenue growth
Same facility revenue growth
15%
12%
9%
6%
3%
0%
9%
8%
7%
5%
13%
6%
12%
6%
2009
2010
2011
LTM 9/30/12

Facilities operated	*165*	*185*	*200*	*203*

ADJUSTED EBITDA[1] BRIDGE

PF LTM 09/30/12 ($mm)


$196
$2
$1
$2
$5
$207
$15
$5
$227
EBITDA - MI
De novo hospital losses
Transaction Costs
Management Fees - WCAS
Acquisitions completed by 9/30/12
Proforma EBITDA - MI as of 9/30/12
AIGB acquisition
Pending acquisition
Proforma EBITDA - MI with pending acquisitions

[1]Adjusted EBITDA less noncontrolling interest

United Surgical Partners International

FINANCIAL POLICY

- USPI is a long-term investment for WCAS
  - $752mm equity contributed as part of the go-private in 2007, representing the largest equity investment by WCAS at the time
  - Pro forma for this transaction, $322mm of the original cash invested will remain in the business
- The Company has a proven track record of deleveraging through growth and free cash flow generation
  - Since the 2007 transaction, total net debt / Adjusted EBITDA[1] has gone from 6.4x to 4.8x at FYE 2011
- USPI has a history of prudent capital management with a focus on liquidity and consistent performance throughout economic cycles
  - Adjusted EBITDA[1] growth every year since LBO with a CAGR of 8% from 2007 to 2011
  - Positive same facility revenue growth for each of the past 5 years despite the economic downturn

[1] Adjusted EBITDA less noncontrolling interests
[2] Total liquidity calculated as cash plus undrawn revolver

United Surgical Partners International

IV. TRANSACTION AND CREDIT FACILITY OVERVIEW

SUMMARY TERMS AND CONDITIONS

Borrower	United Surgical Partners International, Inc. (the "Borrower")				
Facility	Facility	Amount($mm)	Spread	LIBOR Floor	Call Protection
	Add-on Term Loan B[1]	$150.0	L+475	1.25%	Same as existing[2]
Maturity	April 3, 2019				
Amortization	1% per year for term loan				
Purpose	Repayment of revolver borrowings, dividend to shareholders, general corporate purposes and pay related transaction fees and expenses				
Lead Arrangers	J.P. Morgan Securities LLC, Barclays Capital, Goldman Sachs Lending Partners LLC, Morgan Stanley Senior Funding, Inc., SunTrust Bank, Nomura Securities				
Administrative Agent	J.P. Morgan Chase Bank, N.A.				
Security	Same as existing				
Guarantors	The Borrower's direct and indirect domestic subsidiaries				
Financial covenants	Secured leverage ratio; applies to revolver only when drawn or when LCs > $7.5 million; net of all cash				
Negative covenants	Same as existing				
Mandatory prepayments	Same as existing				

[1] Add-on term loan will be fungible with existing Add-on Term Loan B due 2019
[2] Expires April 3, 2013

TRANSACTION TIMETABLE

December 2012						
S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

Christmas Holiday

12/14	➢ Commitments due at 5:00pm ET
12/17-12/18	➢ Receive ratings ➢ Allocations
12/19	➢ Closing and funding

V. PUBLIC Q&A